MUFG Americas Holdings Corporation                     Exhibit 99.2

FINANCIAL SUPPLEMENT SEPTEMBER 30, 2015

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2015 from
(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2015	September 30, 2014
Results of operations:
Net interest income	$705	$719	$683	$709	$707	(2)%	—%
Noninterest income	397	385	335	352	388	3	2
Total revenue	1,102	1,104	1,018	1,061	1,095	—	1
Noninterest expense	855	843	849	797	764	1	12
Pre-tax, pre-provision income (2)	247	261	169	264	331	(5)	(25)
(Reversal of) provision for credit losses	18	15	3	(1)	1	20	nm
Income before income taxes and including
noncontrolling interests	229	246	166	265	330	(7)	(31)
Income tax expense	64	71	34	117	88	(10)	(27)
Net income including noncontrolling interests	165	175	132	148	242	(6)	(32)
Deduct: Net loss from noncontrolling interests	21	6	5	5	5	250	320
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$186	$181	$137	$153	$247	3	(25)

Balance sheet (end of period):
Total assets	$115,157	$114,266	$113,698	$113,623	$110,867	1	4
Total securities	24,696	24,287	22,463	22,015	22,522	2	10
Total loans held for investment	76,641	76,399	76,808	76,804	74,635	—	3
Core deposits (3)	74,785	73,080	74,190	76,666	73,608	2	2
Total deposits	82,693	81,702	82,741	86,004	82,356	1	—
Long-term debt	11,357	8,852	8,856	6,972	6,984	28	63
MUAH stockholder's equity	15,621	15,278	15,200	14,922	14,990	2	4

Balance sheet (period average):
Total assets	$113,451	$112,907	$113,134	$112,589	$109,739	—	3
Total securities	24,141	22,915	22,172	22,171	22,592	5	7
Total loans held for investment	76,177	76,751	77,305	75,795	73,353	(1)	4
Earning assets	102,899	102,289	102,645	101,430	98,933	1	4
Total deposits	82,488	82,147	84,088	84,036	82,239	—	—
MUAH stockholder's equity	15,435	15,238	15,069	15,202	14,969	1	3

Performance ratios:
Return on average assets (4)	0.66%	0.64%	0.49%	0.54%	0.90%
Return on average MUAH stockholder's equity (4)	4.83	4.73	3.65	4.02	6.60
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.70	0.67	0.53	0.62	0.94
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (4) (5)	5.82	5.69	4.51	5.23	7.87
Efficiency ratio (6)	77.62	76.42	83.35	75.07	69.86
Adjusted efficiency ratio (7)	70.16	69.02	74.90	67.24	63.42
Net interest margin (4) (8)	2.76	2.84	2.70	2.81	2.87

Capital ratios:

Regulatory:	U.S. Basel III			U.S. Basel I	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (9) (10)	13.84%	13.56%	12.64%	n/a	12.66%
Tier 1 risk-based capital ratio (9) (10)	13.84	13.56	12.64	12.79%	12.70
Total risk-based capital ratio (9) (10)	15.60	15.30	14.41	14.74	14.60
Tier 1 leverage ratio (9) (10)	11.58	11.46	11.30	11.25	11.43

Other:
Tangible common equity ratio (11)	10.95%	10.72%	10.69%	10.49%	10.74%
Tier 1 common capital ratio (9) (10) (12)	n/a	n/a	n/a	12.74	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (9) (13)	n/a	n/a	n/a	12.85	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (9) (14)	13.79	13.49	12.57	12.56	12.47

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Nine Months Ended		Percent Change to
	September 30,	September 30,	September 30, 2015 from
(Dollars in millions)	2015	2014 (1)	September 30, 2014
Results of operations:
Net interest income	$2,107	$2,153	(2)%
Noninterest income	1,117	771	45
Total revenue	3,224	2,924	10
Noninterest expense	2,547	2,026	26
Pre-tax, pre-provision income (2)	677	898	(25)
Provision for credit losses	36	7	414
Income before income taxes and including
noncontrolling interests	641	891	(28)
Income tax expense	169	242	(30)
Net income including noncontrolling interests	472	649	(27)
Deduct: Net loss from noncontrolling interests	32	14	129
Net income attributable to MUAH	$504	$663	(24)

Balance sheet (end of period):
Total assets	$115,157	$110,867	4
Total securities	24,696	22,522	10
Total loans held for investment	76,641	74,635	3
Core deposits (3)	74,785	73,608	2
Total deposits	82,693	82,356	—
Long-term debt	11,357	6,984	63
MUAH stockholder's equity	15,621	14,990	4

Balance sheet (period average):
Total assets	$113,165	$108,039	5
Total securities	23,083	22,689	2
Total loans held for investment	76,740	71,264	8
Earning assets	102,596	97,486	5
Total deposits	82,901	81,298	2
MUAH stockholder's equity	15,248	14,675	4

Performance ratios:
Return on average assets (4)	0.59%	0.82%
Return on average MUAH stockholder's equity (4)	4.39	6.01
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.63	0.86
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	5.33	7.30
Efficiency ratio (6)	79.02	69.31
Adjusted efficiency ratio (7)	71.28	63.74
Net interest margin (4) (8)	2.77	2.97

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2015 from
(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2015	September 30, 2014

Credit Data:
(Reversal of) provision for loan losses	$23	$26	$(3)	$9	$(18)	(12)%	228%
(Reversal of) provision for losses on unfunded credit commitments	(5)	(11)	6	(10)	19	55	(126)
Total (reversal of) provision for credit losses	$18	$15	$3	$(1)	$1	20	nm

Net loans charged-off (recovered)	$11	$20	$3	$(1)	$12	(45)	(8)
Nonperforming assets	434	381	390	411	428	14	1
Criticized loans held for investment (15)	1,642	1,395	1,327	1,141	1,245	18	32

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.71%	0.70%	0.69%	0.70%	0.71%
Nonaccrual loans	130.46	147.98	147.21	143.35	131.28
Allowance for credit losses to (16):
Total loans held for investment	0.90	0.89	0.90	0.90	0.92
Nonaccrual loans	164.09	188.39	191.20	183.80	171.42
Net loans charged-off (recovered) to average total loans held for investment (4)	0.06	0.10	0.01	—	0.06
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.57	0.50	0.51	0.53	0.57
Nonperforming assets to total assets	0.38	0.33	0.34	0.36	0.39
Nonaccrual loans to total loans held for investment	0.55	0.47	0.47	0.49	0.54

	As of and for the Nine Months Ended		Percent Change
	September 30,	September 30,	to September 30, 2015
(Dollars in millions)	2015	2014	from September 30, 2014
Credit Data:
(Reversal of) provision for loan losses	$46	$(25)	284%
(Reversal of) provision for losses on unfunded credit commitments	(10)	32	(131)
Total provision for credit losses	$36	$7	414

Net loans charged-off	$34	$13	162
Credit Ratios:
Net loans charged-off to average total loans held for investment	0.06%	0.02%

________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014(1)	September 30, 2014(1)
Interest Income
Loans	$688	$700	$678	$696	$693
Securities	116	121	102	109	113
Other	5	2	3	3	2
Total interest income	809	823	783	808	808

Interest Expense
Deposits	48	50	52	57	58
Commercial paper and other short-term borrowings	3	2	1	1	1
Long-term debt	53	52	47	41	42
Total interest expense	104	104	100	99	101

Net Interest Income	705	719	683	709	707
(Reversal of) provision for credit losses	18	15	3	(1)	1
Net interest income after (reversal of) provision for credit losses	687	704	680	710	706

Noninterest Income
Service charges on deposit accounts	49	49	49	50	52
Trust and investment management fees	27	26	28	26	26
Trading account activities	7	19	8	8	33
Securities gains, net	6	5	3	2	13
Credit facility fees	27	30	30	33	30
Merchant banking fees	22	20	20	35	38
Brokerage commissions and fees	13	14	13	13	14
Card processing fees, net	8	9	8	9	8
Fees from affiliates (17)	185	192	166	168	151
Other, net	53	21	10	8	23
Total noninterest income	397	385	335	352	388

Noninterest Expense
Salaries and employee benefits	557	555	567	527	492
Net occupancy and equipment	79	75	80	76	74
Professional and outside services	78	64	77	72	66
Intangible asset amortization	10	10	10	13	13
Regulatory assessments	11	14	13	13	13
Other	120	125	102	96	106
Total noninterest expense	855	843	849	797	764

Income before income taxes and including
noncontrolling interests	229	246	166	265	330
Income tax expense	64	71	34	117	88
Net Income including Noncontrolling Interests	165	175	132	148	242
Deduct: Net loss from noncontrolling interests	21	6	5	5	5
Net Income attributable to MUAH	$186	$181	$137	$153	$247
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Nine Months Ended
(Dollars in millions)	September 30, 2015	September 30, 2014(1)
Interest Income
Loans	$2,066	$2,109
Securities	339	343
Other	10	10
Total interest income	2,415	2,462

Interest Expense
Deposits	150	181
Commercial paper and other short-term borrowings	6	4
Long-term debt	152	124
Total interest expense	308	309

Net Interest Income	2,107	2,153
Provision for credit losses	36	7
Net interest income after provision for credit losses	2,071	2,146

Noninterest Income
Service charges on deposit accounts	147	153
Trust and investment management fees	81	78
Trading account activities	34	63
Securities gains, net	14	16
Credit facility fees	87	89
Merchant banking fees	62	89
Brokerage commissions and fees	40	40
Card processing fees, net	25	25
Fees from affiliates (17)	543	151
Other, net	84	67
Total noninterest income	1,117	771

Noninterest Expense
Salaries and employee benefits	1,679	1,258
Net occupancy and equipment	234	220
Professional and outside services	219	184
Intangible asset amortization	30	39
Regulatory assessments	38	44
Other	347	281
Total noninterest expense	2,547	2,026

Income before income taxes and including
noncontrolling interests	641	891
Income tax expense	169	242
Net Income including Noncontrolling Interests	472	649
Deduct: Net loss from noncontrolling interests	32	14
Net Income attributable to MUAH	$504	$663
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014(1)	September 30, 2014(1)
Assets
Cash and due from banks	$1,596	$1,815	$1,735	$1,759	$1,593
Interest bearing deposits in banks	2,692	2,160	2,787	3,930	2,772
Federal funds sold and securities purchased under resale agreements	86	68	92	62	154
Total cash and cash equivalents	4,374	4,043	4,614	5,751	4,519
Trading account assets	1,200	1,089	1,233	1,114	883
Securities available for sale	14,355	14,285	13,338	13,724	14,064
Securities held to maturity	10,341	10,002	9,125	8,291	8,458
Loans held for investment	76,641	76,399	76,808	76,804	74,635
Allowance for loan losses	(547)	(536)	(530)	(537)	(529)
Loans held for investment, net	76,094	75,863	76,278	76,267	74,106
Premises and equipment, net	607	622	623	621	617
Goodwill	3,225	3,225	3,225	3,225	3,227
Other assets	4,961	5,137	5,262	4,630	4,993
Total assets	$115,157	$114,266	$113,698	$113,623	$110,867

Liabilities
Deposits:
Noninterest bearing	$31,869	$30,156	$29,854	$30,534	$28,676
Interest bearing	50,824	51,546	52,887	55,470	53,680
Total deposits	82,693	81,702	82,741	86,004	82,356
Commercial paper and other short-term borrowings	2,338	5,262	3,475	2,704	3,876
Long-term debt	11,357	8,852	8,856	6,972	6,984
Trading account liabilities	891	734	944	894	596
Other liabilities	2,060	2,232	2,266	1,897	1,826
Total liabilities	99,339	98,782	98,282	98,471	95,638

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014; and 136,330,830 as of September 30, 2014.	136	136	136	136	136
Additional paid-in capital	7,224	7,208	7,241	7,232	7,223
Retained earnings	8,786	8,600	8,420	8,283	8,130
Accumulated other comprehensive loss	(525)	(666)	(597)	(729)	(499)
Total MUAH stockholder's equity	15,621	15,278	15,200	14,922	14,990
Noncontrolling interests	197	206	216	230	239
Total equity	15,818	15,484	15,416	15,152	15,229
Total liabilities and equity	$115,157	$114,266	$113,698	$113,623	$110,867
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2015			June 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,262	$239	3.35%	$28,107	$238	3.40%
Commercial mortgage	13,745	116	3.38	13,859	116	3.33
Construction	2,103	16	3.07	2,045	15	2.94
Lease financing	755	11	5.45	772	10	5.40
Residential mortgage	27,783	237	3.42	28,399	239	3.37
Home equity and other consumer loans	3,117	35	4.43	3,096	33	4.30
Loans, before purchased credit-impaired loans	75,765	654	3.44	76,278	651	3.42
Purchased credit-impaired loans	412	36	34.49	473	50	41.89
Total loans held for investment	76,177	690	3.61	76,751	701	3.66
Securities	24,141	121	2.00	22,915	126	2.20
Interest bearing deposits in banks	1,963	1	0.25	2,275	1	0.26
Federal funds sold and securities purchased under resale agreements	63	—	0.01	69	—	(0.47)
Trading account assets	173	—	0.69	196	1	0.71
Other earning assets	382	4	4.08	83	—	4.00
Total earning assets	102,899	816	3.16	102,289	829	3.25
Allowance for loan losses	(539)			(535)
Cash and due from banks	1,588			1,619
Premises and equipment, net	611			615
Other assets (19)	8,892			8,919
Total assets	$113,451			$112,907
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,537	28	0.29	$37,986	29	0.31
Savings	5,687	—	0.06	5,588	1	0.06
Time	8,058	20	1.01	8,535	20	0.95
Total interest bearing deposits	51,282	48	0.38	52,109	50	0.39
Commercial paper and other short-term borrowings (20)	3,630	3	0.22	3,826	2	0.21
Long-term debt	9,319	53	2.29	8,855	52	2.34
Total borrowed funds	12,949	56	1.71	12,681	54	1.69
Total interest bearing liabilities	64,231	104	0.65	64,790	104	0.64
Noninterest bearing deposits	31,206			30,038
Other liabilities (21)	2,375			2,626
Total liabilities	97,812			97,454
Equity
MUAH stockholder's equity	15,435			15,238
Noncontrolling interests	204			215
Total equity	15,639			15,453
Total liabilities and equity	$113,451			$112,907

Net interest income/spread (taxable-equivalent basis)		712	2.51%		725	2.61%
Impact of noninterest bearing deposits			0.22			0.20
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.76			2.84
Less: taxable-equivalent adjustment		7			6
Net interest income		$705			$719
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2015			September 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,262	$239	3.35%	$25,746	$220	3.39%
Commercial mortgage	13,745	116	3.38	13,643	122	3.57
Construction	2,103	16	3.07	1,336	10	3.12
Lease financing	755	11	5.45	811	12	5.69
Residential mortgage	27,783	237	3.42	27,967	250	3.58
Home equity and other consumer loans	3,117	35	4.43	3,164	32	4.08
Loans, before purchased credit-impaired loans	75,765	654	3.44	72,667	646	3.54
Purchased credit-impaired loans	412	36	34.49	686	48	27.70
Total loans held for investment	76,177	690	3.61	73,353	694	3.77
Securities	24,141	121	2.00	22,592	117	2.08
Interest bearing deposits in banks	1,963	1	0.25	2,380	2	0.26
Federal funds sold and securities purchased under resale agreements	63	—	0.01	106	—	—
Trading account assets	173	—	0.69	164	—	0.66
Other earning assets	382	4	4.08	338	1	0.73
Total earning assets	102,899	816	3.16	98,933	814	3.28
Allowance for loan losses	(539)			(566)
Cash and due from banks	1,588			1,597
Premises and equipment, net	611			626
Other assets (19)	8,892			9,149
Total assets	$113,451			$109,739
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,537	28	0.29	$39,128	33	0.34
Savings	5,687	—	0.06	5,574	2	0.08
Time	8,058	20	1.01	9,766	23	0.96
Total interest bearing deposits	51,282	48	0.38	54,468	58	0.42
Commercial paper and other short-term borrowings (20)	3,630	3	0.22	2,820	1	0.17
Long-term debt	9,319	53	2.29	6,994	42	2.38
Total borrowed funds	12,949	56	1.71	9,814	43	1.75
Total interest bearing liabilities	64,231	104	0.65	64,282	101	0.63
Noninterest bearing deposits	31,206			27,771
Other liabilities (21)	2,375			2,474
Total liabilities	97,812			94,527
Equity
MUAH stockholder's equity	15,435			14,969
Noncontrolling interests	204			243
Total equity	15,639			15,212
Total liabilities and equity	$113,451			$109,739

Net interest income/spread (taxable-equivalent basis)		712	2.51%		713	2.65%
Impact of noninterest bearing deposits			0.22			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.76			2.87
Less: taxable-equivalent adjustment		7			6
Net interest income		$705			$707
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Nine Months Ended
	September 30, 2015			September 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,254	$700	3.31%	$24,708	$620	3.36%
Commercial mortgage	13,835	347	3.34	13,469	365	3.61
Construction	2,001	45	3.02	1,154	28	3.30
Lease financing	767	31	5.32	833	37	5.95
Residential mortgage	28,312	723	3.41	27,014	735	3.63
Home equity and other consumer loans	3,106	100	4.32	3,196	96	4.04
Loans, before purchased credit-impaired loans	76,275	1,946	3.41	70,374	1,881	3.57
Purchased credit-impaired loans	465	124	35.55	890	229	34.27
Total loans held for investment	76,740	2,070	3.60	71,264	2,110	3.95
Securities	23,083	353	2.04	22,689	357	2.10
Interest bearing deposits in banks	2,335	4	0.25	2,934	6	0.25
Federal funds sold and securities purchased under resale agreements	76	—	(0.23)	113	—	0.06
Trading account assets	188	1	0.70	208	3	1.80
Other earning assets	174	5	4.02	278	2	0.95
Total earning assets	102,596	2,433	3.17	97,486	2,478	3.39
Allowance for loan losses	(539)			(568)
Cash and due from banks	1,612			1,512
Premises and equipment, net	616			638
Other assets (19)	8,880			8,971
Total assets	$113,165			$108,039
Liabilities
Interest bearing deposits:
Transaction and money market accounts	38,404	87	0.30	38,097	104	0.37
Savings	5,609	2	0.06	5,579	4	0.09
Time	8,519	61	0.96	10,575	73	0.93
Total interest bearing deposits	52,532	150	0.38	54,251	181	0.45
Commercial paper and other short-term borrowings (20)	3,485	6	0.21	2,658	4	0.19
Long-term debt	8,732	152	2.32	6,822	124	2.42
Total borrowed funds	12,217	158	1.72	9,480	128	1.79
Total interest bearing liabilities	64,749	308	0.64	63,731	309	0.65
Noninterest bearing deposits	30,369			27,047
Other liabilities (21)	2,583			2,337
Total liabilities	97,701			93,115
Equity
MUAH stockholder's equity	15,248			14,675
Noncontrolling interests	216			249
Total equity	15,464			14,924
Total liabilities and equity	$113,165			$108,039

Net interest income/spread (taxable-equivalent basis)		2,125	2.53%		2,169	2.74%
Impact of noninterest bearing deposits			0.21			0.19
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			2.77			2.97
Less: taxable-equivalent adjustment		18			16
Net interest income		$2,107			$2,153
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$28,462	$27,854	$27,979	$27,623	$26,429
Commercial mortgage	13,943	13,800	13,923	14,016	13,766
Construction	2,120	2,071	1,996	1,746	1,436
Lease financing	748	759	776	800	811
Total commercial portfolio	45,273	44,484	44,674	44,185	42,442

Residential mortgage	27,856	28,374	28,558	28,977	28,425
Home equity and other consumer loans	3,124	3,098	3,081	3,117	3,141
Total consumer portfolio	30,980	31,472	31,639	32,094	31,566
Loans held for investment, before purchased credit-impaired loans	76,253	75,956	76,313	76,279	74,008
Purchased credit-impaired loans	388	443	495	525	627

Total loans held for investment	$76,641	$76,399	$76,808	$76,804	$74,635

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$138	$64	$52	$55	$71
Commercial mortgage	40	43	40	40	34
Total commercial portfolio	178	107	92	95	105

Residential mortgage	201	209	221	231	239
Home equity and other consumer loans	32	36	39	40	46
Total consumer portfolio	233	245	260	271	285

Nonaccrual loans, before purchased credit-impaired loans	411	352	352	366	390
Purchased credit-impaired loans	8	10	9	9	13
Total nonaccrual loans	419	362	361	375	403

OREO	15	19	29	36	25

Total nonperforming assets	$434	$381	$390	$411	$428

Loans 90 days or more past due and still accruing (22)	$4	$2	$4	$3	$4

__________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$536	$530	$537	$529	$559
(Reversal of) provision for loan losses	23	26	(3)	9	(18)
Other	(1)	—	(1)	(2)	—
Loans charged-off:
Commercial and industrial	(11)	(12)	(1)	(8)	(15)
Commercial mortgage	—	(1)	(3)	(1)	—
Total commercial portfolio	(11)	(13)	(4)	(9)	(15)
Residential mortgage	—	—	(1)	—	—
Home equity and other consumer loans	(1)	(3)	(2)	(2)	(2)
Total consumer portfolio	(1)	(3)	(3)	(2)	(2)
Purchased credit-impaired loans	(3)	(8)	—	—	(1)
Total loans charged-off	(15)	(24)	(7)	(11)	(18)
Recoveries of loans previously charged-off:
Commercial and industrial	2	3	4	10	3
Commercial mortgage	1	—	—	—	2
Total commercial portfolio	3	3	4	10	5
Home equity and other consumer loans	1	1	—	2	—
Total consumer portfolio	1	1	—	2	—
Purchased credit-impaired loans	—	—	—	—	1
Total recoveries of loans previously charged-off	4	4	4	12	6
Net loans recovered (charged-off)	(11)	(20)	(3)	1	(12)

Ending balance of allowance for loan losses	547	536	530	537	529
Allowance for losses on unfunded credit commitments	141	147	158	152	162
Total allowance for credit losses	$688	$683	$688	$689	$691

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	September 30, 2015		June 30, 2015		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	June 30, 2015	June 30, 2015
Asset Liability Management securities:
U.S. Treasury	$—	$—	$403	$403	$(403)	(100)%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,879	7,860	7,661	7,582	278	4
Privately issued	131	132	144	145	(13)	(9)
Privately issued - commercial mortgage-backed securities	1,586	1,595	1,631	1,626	(31)	(2)
Collateralized loan obligations	3,132	3,109	2,832	2,823	286	10
Asset-backed and other	7	8	8	9	(1)	(11)
Asset Liability Management securities	12,735	12,704	12,679	12,588	116	1
Other debt securities:
Direct bank purchase bonds	1,567	1,594	1,625	1,640	(46)	(3)
Other	48	49	50	50	(1)	(2)
Equity securities	6	8	5	7	1	14
Total securities available for sale	$14,356	$14,355	$14,359	$14,285	$70	—%

Securities Held to Maturity

	September 30, 2015		June 30, 2015		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (23)	Value	Amount (23)	Value	June 30, 2015	June 30, 2015
U.S. Treasury	$488	$499	$487	$494	$1	—%
U.S. government-sponsored agencies	900	901	842	837	58	7
U.S. government agency and government-
sponsored agencies - residential mortgage-backed securities	7,270	7,375	6,975	7,025	295	4
U.S. government agency and government-
sponsored agencies - commercial mortgage-backed securities	1,683	1,753	1,698	1,747	(15)	(1)
Total securities held to maturity	$10,341	$10,528	$10,002	$10,103	$339	3%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)
Net income attributable to MUAH	$186	$181	$137	$153	$247
Net adjustments for merger costs related to acquisitions, net of tax	5	3	6	12	13
Net adjustments for privatization transaction, net of tax	3	3	3	6	(8)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$194	$187	$146	$171	$252

Average total assets	$113,451	$112,907	$113,134	$112,589	$109,739
Less: Net adjustments related to privatization transaction	2,224	2,230	2,235	2,244	2,255
Average total assets, excluding impact of privatization transaction	$111,227	$110,677	$110,899	$110,345	$107,484
Return on average assets (4)	0.66%	0.64%	0.49%	0.54%	0.90%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.70	0.67	0.53	0.62	0.94

Average MUAH stockholder's equity	$15,435	$15,238	$15,069	$15,202	$14,969
Less: Adjustments for merger costs related to acquisitions	(175)	(171)	(167)	(157)	(147)
Less: Net adjustments for privatization transaction	2,273	2,275	2,276	2,279	2,290
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,337	$13,134	$12,960	$13,080	$12,826
Return on average MUAH stockholder's equity (4)	4.83%	4.73%	3.65%	4.02%	6.60%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	5.82	5.69	4.51	5.23	7.87

Noninterest expense	$855	$843	$849	$797	$764
Less: Staff costs associated with fees from affiliates - support services	128	123	112	105	88
Less: Foreclosed asset expense and other credit costs	3	—	1	(2)	(1)
Less: Productivity initiative costs	3	2	28	2	6
Less: Low income housing credit (LIHC) investment amortization expense	5	2	2	4	3
Less: Expenses of the LIHC consolidated VIEs	14	10	9	8	8
Less: Merger and business integration costs	8	6	9	20	22
Less: Net adjustments related to privatization transaction	8	7	8	10	11
Less: Intangible asset amortization	2	3	3	3	3
Less: Contract termination fee	—	23	—	—	—
Noninterest expense, as adjusted (a)	$684	$667	$677	$647	$624

Total revenue	$1,102	$1,104	$1,018	$1,061	$1,095
Add: Net interest income taxable-equivalent adjustment	7	6	5	5	6
Less: Fees from affiliates - support services	138	134	121	112	94
Less: Productivity initiative gains	—	(1)	1	(1)	—
Less: Accretion related to privatization-related fair value adjustments	3	2	1	(1)	4
Less: Other credit costs	(8)	8	(4)	(6)	17
Total revenue, as adjusted (b)	$976	$967	$904	$962	$986
Adjusted efficiency ratio (a)/(b) (7)	70.16%	69.02%	74.90%	67.24%	63.42%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)
Total MUAH stockholder's equity	$15,621	$15,278	$15,200	$14,922	$14,990
Less: Goodwill	3,225	3,225	3,225	3,225	3,227
Less: Intangible assets, except mortgage servicing rights (MSRs)	199	214	222	233	249
Less: Deferred tax liabilities related to goodwill and intangible assets	(39)	(41)	(40)	(99)	(20)
Tangible common equity (c)	$12,236	$11,880	$11,793	$11,563	$11,534
Total assets	$115,157	$114,266	$113,698	$113,623	$110,867
Less: Goodwill	3,225	3,225	3,225	3,225	3,227
Less: Intangible assets, except MSRs	199	214	222	233	249
Less: Deferred tax liabilities related to goodwill and intangible assets	(39)	(41)	(40)	(99)	(20)
Tangible assets (d)	$111,772	$110,868	$110,291	$110,264	$107,411
Tangible common equity ratio (c)/(d) (11)	10.95%	10.72%	10.69%	10.49%	10.74%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	n/a	n/a	n/a	$12,367	n/a
Less: Junior subordinated debt payable to trusts	n/a	n/a	n/a	51	n/a
U.S. Basel I Tier 1 common capital (e)	n/a	n/a	n/a	$12,316	n/a
Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (f)	$12,834	$12,632	$12,480	$12,450	$12,300
Other (10)	(67)	(74)	(80)	(117)	(121)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (g)	$12,767	$12,558	$12,400	$12,333	$12,179
Risk-weighted assets, determined in accordance with U.S. Basel I regulatory requirements (h)	n/a	n/a	n/a	$96,663	n/a
Add: Adjustments	n/a	n/a	n/a	205	n/a
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$92,729	$93,179	$98,723	96,868	$96,239
Add: Adjustments	(160)	(67)	(74)	1,301	1,441
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased in) (j)	$92,569	$93,112	$98,649	$98,169	$97,680
Tier 1 common capital ratio (e)/(h) (9) (10) (12)	n/a	n/a	n/a	12.74%	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (f)/(i) (9) (13)	n/a	n/a	n/a	12.85	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (g)/(j) (9) (14)	13.79%	13.49%	12.57%	12.56	12.47%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2015	2014 (1)

Net income attributable to MUAH	$504	$663
Net adjustments for merger costs related to acquisitions, net of tax	14	39
Net adjustments for privatization transaction, net of tax	9	(16)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$527	$686

Average total assets	$113,165	$108,039
Less: Net adjustments related to privatization transaction	2,230	2,262
Average total assets, excluding impact of privatization transaction	$110,935	$105,777
Return on average assets (4)	0.59%	0.82%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.63	0.86

Average MUAH stockholder's equity	$15,248	$14,675
Less: Adjustments for merger costs related to acquisitions	(171)	(132)
Less: Net adjustments for privatization transaction	2,275	2,296
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,144	$12,511
Return on average MUAH stockholder's equity (4)	4.39%	6.01%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	5.33	7.30

Noninterest expense	$2,547	$2,026
Less: Staff costs associated with fees from affiliates - support services	363	88
Less: Foreclosed asset expense and other credit costs	4	(1)
Less: Productivity initiative costs	33	11
Less: Low income housing credit (LIHC) investment amortization expense	9	9
Less: Expenses of the LIHC consolidated VIEs	32	23
Less: Merger and business integration costs	23	64
Less: Net adjustments related to privatization transaction	23	31
Less: Intangible asset amortization	9	10
Less: Contract termination fee	23	—
Noninterest expense, as adjusted (a)	$2,028	$1,791

Total revenue	$3,224	$2,924
Add: Net interest income taxable-equivalent adjustment	18	16
Less: Fees from affiliates - support services	393	94
Less: Productivity initiative gains	—	—
Less: Accretion related to privatization-related fair value adjustments	6	20
Less: Other credit costs	(4)	18
Total revenue, as adjusted (b)	$2,847	$2,808
Adjusted efficiency ratio (a)/(b) (7)	71.28%	63.74%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)	Prior period amounts have been revised to reflect the January 1, 2015 adoption of Accounting Standards Update 2014-01 related to investments in qualified affordable housing projects.

(2)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(3)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(4)	Annualized.

(5)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(6)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(7)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(8)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(9)	Preliminary as of September 30, 2015.

(10)
The capital ratios as of December 31, 2014 are calculated under U.S. Basel I rules. The capital ratios displayed as of September 30, 2015, June 30, 2015, March 31, 2015, and September 30, 2014 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
The Tier 1 common capital ratio, calculated under Basel I rules, is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. Common Equity Tier 1 risk-based capital is calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules. Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital, as part of its financial analyses. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants.  Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(15)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(16)
The allowance for credit losses ratios include the allowances for loan losses and for losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(17)	Fees from affiliates represent income resulting from the business integration initiative effective July 1, 2014.

(18)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(19)	Includes noninterest bearing trading assets.

(20)	Includes interest bearing trading liabilities.

(21)	Includes noninterest bearing trading liabilities.

(22)
Excludes loans totaling $30 million, $36 million, $52 million, $65 million, and $103 million that are 90 days or more past due and still accruing at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(23)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 16